                                                                    EXHIBIT 99.1

                                                                    NEWS RELEASE

[CENTURY ALUMINUM LOGO]



CENTURY REPORTS RECORD OPERATING INCOME FOR SECOND QUARTER

      Monterey, CA, July 28, 2004 - Century Aluminum Company (NASDAQ: CENX) reported net income of $18.3 million, or $0.60 a common share, fully diluted, for the second quarter of 2004. For the second quarter of 2003, the company reported a net loss of $5.0 million, or $0.26 a share after preferred dividends.

      QUARTERLY AND YEAR-TO-DATE HIGHLIGHTS:

      - Operating income in the recent quarter rose to a quarterly record of $41.2 million, an 11-fold increase over $3.7 million in the year-ago quarter; operating income in the first six months of 2004 rose to a six-month record of $72.8 million, a 10-fold increase over $7.3 million in the year-ago period

      - Sales were a quarterly record of $263.7 and a six-month record of $495.8 million

      - Aluminum shipments were a quarterly record 294.8 million pounds and a six-month record 591.6 million pounds

      -     Price realizations were the highest in nine years

      - Acquisition of Nordural hf in Iceland was completed; construction began on a project to double the capacity of the plant to 180,000 metric tonnes per year by mid-2006.


      Sales in the second quarter of 2004 were $263.7 million compared with $196.2 million in the second quarter of 2003. Direct shipments of primary aluminum in the 2004 quarter were 294.8 million pounds compared with 290.0 million pounds in the 2003 quarter.

      Net income for the first six months of 2004 was $23.1 million, or $0.87 a share, fully diluted. This compares with a net income of $12.6 million, or $0.56 a share, fully diluted, in the year-ago period.

      Sales in the first six months of 2004 were $495.8 million compared with $375.2 million in the same period of 2003. Direct shipments of primary aluminum for the 2004 period were 591.6 million pounds compared with 547.1 million pounds in the year-ago period.

      Financial results for the second quarter of 2004 include Nordural hf from April 27, 2004, the date of acquisition.

      Commenting on the company's performance, Craig A. Davis, Century Chairman and Chief Executive Officer, said:

      "Favorable market conditions, very strong aluminum prices and the first benefits of our Nordural acquisition combined to produce an outstanding quarter for our company. The company's overall financial performance was at record levels."

      Century owns 615,000 mtpy of primary aluminum capacity. The company owns and operates a 244,000-mtpy plant at Hawesville, KY, a 170,000-mtpy plant at Ravenswood, WV and a 90,000-mtpy plant at Grundartangi, Iceland. Century also owns a 49.67-percent interest in a 222,000-mtpy reduction plant at Mt. Holly, SC. Alcoa Inc. owns the remainder and is the operating partner. Century's corporate offices are located in Monterey, CA.

      This press release may contain "forward-looking statements" within the meaning of U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future, however these statements are subject to risks, uncertainties and assumptions, any of which could cause Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the Securities and Exchange Commission. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.


Editorial contact: A. T. Posti (831) 642-9364

                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                              THREE MONTHS ENDED           SIX MONTHS ENDED
                                                                                   JUNE 30,                    JUNE 30,
                                                                                   --------                    --------
                                                                              2004          2003          2004          2003
                                                                              ----          ----          ----          ----
NET SALES:
   Third-party customers ................................................  $ 225,430     $ 163,746     $ 417,776     $ 317,201
   Related parties ......................................................     38,303        32,421        78,051        57,975
                                                                           ---------     ---------     ---------     ---------
                                                                             263,733       196,167       495,827       375,176
COST OF GOODS SOLD ......................................................    218,542       188,391       413,587       359,694
                                                                           ---------     ---------     ---------     ---------
GROSS PROFIT ............................................................     45,191         7,776        82,240        15,482
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ............................      3,991         4,086         9,399         8,221
                                                                           ---------     ---------     ---------     ---------
OPERATING INCOME ........................................................     41,200         3,690        72,841         7,261
INTEREST INCOME (EXPENSE) - Net .........................................    (11,281)      (11,285)      (21,888)      (21,358)
NET GAIN (LOSS) ON FORWARD CONTRACTS ....................................     (1,177)          211       (13,997)       41,904
OTHER INCOME (EXPENSE) ..................................................          9          (770)         (605)         (500)
                                                                           ---------     ---------     ---------     ---------
INCOME (LOSS) BEFORE INCOME TAXES .......................................     28,751        (8,154)       36,351        27,307
INCOME TAX (EXPENSE) BENEFIT ............................................    (10,463)        3,147       (13,263)       (9,827)
                                                                           ---------     ---------     ---------     ---------
INCOME (LOSS) BEFORE MINORITY INTEREST AND
   CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE ..................     18,288        (5,007)       23,088        17,480
MINORITY INTEREST .......................................................         --            --            --           986
                                                                           ---------     ---------     ---------     ---------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE .......................................     18,288        (5,007)       23,088        18,466
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE, NET OF TAX BENEFIT OF $3.4 MILLION ........................         --            --            --        (5,878)
                                                                           ---------     ---------     ---------     ---------
NET INCOME (LOSS) .......................................................     18,288        (5,007)       23,088        12,588
PREFERRED DIVIDENDS .....................................................       (269)         (500)         (769)       (1,000)
                                                                           ---------     ---------     ---------     ---------
NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS .....................  $  18,019     $  (5,507)    $  22,319     $  11,588
                                                                           =========     =========     =========     =========
EARNINGS (LOSS) PER COMMON SHARE
   Basic - Before cumulative effect of change in accounting principle ...  $    0.61     $   (0.26)    $    0.88     $    0.83
   Basic - Cumulative effect of change in accounting principle ..........  $      --     $      --     $      --     $   (0.28)
                                                                           ---------     ---------     ---------     ---------
   Basic - Net income (loss) ............................................  $    0.61     $   (0.26)    $    0.88     $    0.55
                                                                           =========     =========     =========     =========

   Diluted - Before cumulative effect of change in accounting principle .  $    0.60     $   (0.26)    $    0.87     $    0.82
   Diluted - Cumulative effect of change in accounting principle ........  $      --     $      --     $      --     $   (0.26)
                                                                           ---------     ---------     ---------     ---------
   Diluted - Net income (loss) ..........................................  $    0.60     $   (0.26)    $    0.87     $    0.56
                                                                           =========     =========     =========     =========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
   Basic ................................................................     29,629        21,070        25,412        21,070
   Diluted ..............................................................     30,542        21,070        25,588        22,465

                            CENTURY ALUMINUM COMPANY
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                             JUNE 30,      DECEMBER 31,
ASSETS                                                                         2004            2003
                                                                               ----            ----
CURRENT ASSETS:
   Cash ................................................................   $    75,169     $    28,204
   Restricted cash .....................................................         8,500              --
   Accounts receivable - net ...........................................        68,399          51,370
   Due from affiliates .................................................        12,016          10,957
   Inventories .........................................................       104,321          89,360
   Prepaid and other assets ............................................         9,648           4,101
   Deferred taxes - current portion ....................................         6,133           3,413
                                                                           -----------     -----------
      Total current assets .............................................       284,186         187,405
Property, Plant and Equipment - Net ....................................       743,614         494,957
Intangible Asset - Net .................................................        92,972          99,136
Goodwill ...............................................................       107,259              --
Other Assets ...........................................................        32,502          28,828
                                                                           -----------     -----------
   Total ...............................................................   $ 1,260,533     $   810,326
                                                                           ===========     ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable, trade .............................................   $    43,583     $    34,829
   Due to affiliates ...................................................        32,657          27,139
   Industrial revenue bonds ............................................         7,815           7,815
   Long term debt - current portion ....................................        13,460              --
   Accrued and other current liabilities ...............................        46,401          30,154
   Accrued employee benefits costs - current portion ...................         8,296           8,934
                                                                           -----------     -----------
      Total current liabilities ........................................       152,212         108,871
Senior Secured Notes Payable - Net .....................................       322,561         322,310
Nordural Debt ..........................................................       170,472              --
Note Payable - Affiliates ..............................................            --          14,000
Accrued Pension Benefit Costs - Less current portion ...................        11,584          10,764
Accrued Postretirement Benefits Costs - Less current portion ...........        83,411          78,218
Other Liabilities ......................................................        35,200          33,372
Due to Affiliates - Less current portion ...............................         7,107              --
Deferred Taxes .........................................................        68,310          55,094
                                                                           -----------     -----------
      Total noncurrent liabilities .....................................       698,645         513,758
SHAREHOLDERS' EQUITY:
   Convertible Preferred Stock (8.0% cumulative, 0 and 500,000 shares
      outstanding at June 30, 2004 and December 31, 2003, respectively)             --          25,000
   Common Stock (one cent par value, 50,000,000 shares authorized;
      31,681,883 shares outstanding at June 30, 2004 and 21,130,839 at
      December 31, 2003) ...............................................           317             211
   Additional Paid-In Capital ..........................................       409,568         173,138
   Other Comprehensive Income (Loss) ...................................       (14,556)         (5,222)
   Retained Earnings (Accumulated Deficit) .............................        14,347          (5,430)
                                                                           -----------     -----------
      Total shareholders' equity .......................................       409,676         187,697
                                                                           -----------     -----------
      Total ............................................................   $ 1,260,533     $   810,326
                                                                           ===========     ===========

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                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                      SIX MONTHS ENDED
                                                                          JUNE 30,
                                                                          --------
                                                                     2004          2003
                                                                     ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income ..................................................  $  23,088     $  12,588
   Adjustments to reconcile net income to net cash provided by operating activities:
         Unrealized (Gain) Loss on forward contracts ...........      6,659       (12,292)
         Depreciation and amortization .........................     23,731        25,787
         Deferred income taxes .................................      4,926         6,396
         Pension and other postretirement benefits .............      5,376         5,897
         Inventory market adjustment ...........................     (2,273)         (394)
         Loss on disposal of assets ............................        695           836
         Minority Interest .....................................         --          (986)
         Cumulative effect of change in accounting principle ...         --         9,308
         Change in operating assets and liabilities:
            Accounts receivable - net ..........................     (8,264)       (4,178)
            Due from affiliates ................................     (1,059)       (4,604)
            Inventories ........................................       (703)        5,734
            Prepaids and other assets ..........................     (2,724)       (2,733)
            Accounts payable, trade ............................     (1,294)       (3,184)
            Due to affiliates ..................................     (3,383)        1,394
            Accrued and other current liabilities ..............      9,308           632
            Other - net ........................................     (2,472)        9,527
                                                                  ---------     ---------
         Net cash provided by operating activities .............     51,611        49,728

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property, plant and equipment ...................     (5,712)      (10,300)
   Acquisitions ................................................   (184,869)      (59,837)
                                                                  ---------     ---------
      Net cash used in investing activities ....................   (190,581)      (70,137)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of debt ...........................................    (20,659)           --
   Financing fees ..............................................         --          (297)
   Dividends ...................................................     (3,311)          (11)
   Issuance of common stock ....................................    209,905            --
                                                                  ---------     ---------
      Net cash provided (used) in financing activities .........    185,935          (308)

NET INCREASE (DECREASE) IN CASH ................................     46,965       (20,717)

CASH, BEGINNING OF PERIOD ......................................     28,204        45,092
                                                                  ---------     ---------
CASH, END OF PERIOD ............................................  $  75,169     $  24,375
                                                                  =========     =========

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                            CENTURY ALUMINUM COMPANY
                             SELECTED OPERATING DATA
                    (in Thousands, Except Dollars per Pound)
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM

                      Direct (1)                Toll
                      ----------                ----
                 Pounds     $/Pound      Pounds     Revenue
                 ------     -------      ------     -------
2004
2nd Quarter     294,816    $   0.82      35,600    $ 21,483
1st Quarter     296,743    $   0.78          --    $     --

2003
2nd Quarter     290,023    $   0.68          --    $     --
1st Quarter     257,040    $   0.70          --    $     --

(1) Does not include Toll shipments from Nordural